Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Hunt Companies Finance Trust, Inc. (the “Company”) for the period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Flynn, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2018	/s/ James P. Flynn
James P. Flynn
Chief Executive Officer (principal executive officer)

A signed original of this written statement required by Section 906 has been provided to Hunt Companies Finance Trust, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.